Accounts Receivable, Net - Schedule of Analysis of Allowance for Doubtful Accounts (Detail) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2023 CNY (¥)
Receivables [Abstract]
Beginning balance	¥ 196,819	$ 28,146	¥ 161,022	¥ 185,755
Additions charged to current expected credit loss	36,282	5,188	40,059	20,557
Reversal	(3,615)	(518)	(4,262)	(42,660)
Write off	(6,526)	(933)		(2,630)
Ending balance	¥ 222,960	$ 31,883	¥ 196,819	¥ 161,022